Exhibit 10.3

* TRADEMARK RIGHTS TRANSMISSION CONTRACT *

TRADEMARK RIGHTS TRANSMISSION CONTRACT, THAT IS CELEBRATED BY ONE PARTY, THE LADY JULIA OLAVARRI VIUDA DE ARANA, TO WHOM FROM THIS POINT ON SHALL BE NAMED “THE ASSIGNOR,” AND BY ANOTHER PARTY, THE FOREIGN MERCHANT CORPORATION NAMED “NASCENT WINE COMPANY, INC.”, ANONYMOUS CORPORATION, CONSTITUTED IN AGREEMENT WITH THE LAWS OF NEVADA, HERE AND AFTER CALLED THE “TRANSFEREE” REPRESENTED IN THIS ACT BY ITS ATTORNEY IN FACT, THE PUBLIC ACCOUNTANT RAFAEL MORALES CUEVAS, TO THE TENOR OF THE FOLLOWING DECLARATIONS AND CLAUSES:

DECLARATIONS:

      I.  “THE ASSIGNOR” DECLARES:

      a.  To be a person of SPANISH Nationality.

      b.  That she is the Holder of the Industrial Property Rights in Mexico, of the registered trademarks 449533 (four, four, nine, five, three, three) NERY’S CHOICE, 462741 (four, six, two, seven, four, one) PURO MONTEREY, 473616 (four, seven, three, six, one, six) NERY’S PURO MONTEREY, 573307 (five, seven, three, three, zero, seven) NERY’S (Y DISEÑO), and 573342 (five, seven, three, three, four, two) NERY’S (Y DISEÑO).

      c.  That it is her wish to transfer the Industrial Property Rights of THE TRADEMARKS.

      d.  That she points out as her address for the effects of the present Contract the one located in Boulevard Insurgentes Number 19801 (nineteen thousand eight hundred one), Warehouse 4-A (four, dash, A), Colonia Guaycura, of this City of Tijuana, Baja California.

      II.  “THE TRANSFEREE” DECLARES:

      a.  To be a U.S. Entity, Constituted in agreement with the Laws of Nevada as EVIDENCED with the Power of Attorney duly Apostilled and Translated to Spanish that it exhibits.

      b.  That its representative counts with the sufficient faculties for the celebration of the present Contract in agreement to the Power of Attorney that is exhibited, the one that was ratified before the Notary for the County of San Diego, EDGAR J. AREIZAGA

      c.  That TRANSFEREE wishes to acquire the Industrial Property Rights of THE TRADEMARKS 449533 (four, four, nine, five, three, three) NERY’S CHOICE, 462741 (four, six, two, seven, four, one) PURO MONTEREY, 473616 (four, seven, three, six, one, six) NERY’S PURO MONTEREY, 573307 (five, seven, three, three, zero, seven) NERY’S (Y DISEÑO), and 573342 (five, seven, three, three, four, two) NERY’S (Y DISEÑO).

      d.  That TRANSFEREE points out as its address for effects of the present Contract the one located in 2355 Paseo de Las Americas, San Diego, California, U.S.A with postal code 92154 (nine, two, one, five, four).

      Exposed the before, the parties agree to submit themselves to the following:

CLAUSES:

      FIRST.  “THE ASSIGNOR”, transfers in favor of “THE TRANSFEREE”, the Industrial Property Rights of THE TRADEMARKS 449533 (four, four, nine, five, three, three) NERY’S CHOICE, 462741 (four, six, two, seven, four, one) PURO MONTEREY, 473616 (four, seven, three, six, one, six) NERY’S PURO MONTEREY, 573307 (five, seven, three, three, zero, seven) NERY’S (Y DISEÑO), and 573342 (five, seven, three, three, four, two) NERY’S (Y DISEÑO).

      SECOND.  “THE TRANSFEREE”, for the transmission in his favour of the Industrial Property Rights of THE TRADEMARKS, obligates itself to pay to “THE ASSIGNOR”, the amount of U.S.$3,400,000. (Three million four thousand United States Dollars).

      THIRD.  “THE ASSIGNOR” AND “THE TRANSFEREE”, designate CLARKE, MODET Y COMPAÑIA DE MEXICO, S.A. and/or GLORIA G. ISLA DEL CAMPO and/or LETICIA NATIVIDAD RANGEL and/or ANGELICA PARDAVELL JUAREZ and / or EDUARDO TOLEDO SUAREZ and/or JORGE ANIBAL ARTEAGA MONCADA and / or DAVID PASCUAL GARCIA without distinction, to jointly or separately proceed to request the inscription of the Industrial Property Rights transmission of THE TRADEMARKS, before the Administrative Authorities in the manner of Industrial Property with competency in Mexico (understood to be the INSTITUTO MEXICANO DE LA PROPIEDAD INDUSTRIAL), “THE TRANSFEREE”  will individually assume the expenses that to the effect occur.

      FOURTH.  The interpretation or execution of the present Contract will be subject to the Mexican Laws, agreeing the parties in submitting themselves to the tribunals of the City of Mexico, Distrito Federal, in case that it was necessary to end any controversy to the respect, because of that they renounce to any other jurisdiction that could correspond to them in reason of their present or future address or by any other motive.

      FIFTH.  “THE ASSIGNOR” acknowledges that subsequent to the date hereof, “THE ASSIGNOR” shall not claim to possess any right, title or interest in and to THE TRADEMARKS and shall take no actions jeopardizing the existence or enforceability of the THE TRADEMARKS or THE TRANSFEREE’s rights therein.  “THE ASSIGNOR” will not adopt or use or register or seek to register any name or mark anywhere in the world which is identical in word or design to THE TRADEMARKS or so similar thereto as to constitute a colorable imitation thereof or to suggest some association between “THE ASSIGNOR” and “THE TRANSFEREE”or sponsorship and/or endorsement of “THE ASSIGNOR” by “THE TRANSFEREE”.

      SIXTH.  “THE ASSIGNOR” agrees to assist “THE TRANSFEREE” in every legal way to evidence, record and perfect this assignment and to apply for and obtain recordation of and from time to time enforce, maintain, and defend the assigned rights.  If “THE TRANSFEREE” is unable for any reason whatsoever to secure “THE ASSIGNOR’s” signature to any document it is entitled to under this assignment, “THE ASSIGNOR” hereby irrevocably designates and appoints “THE TRANSFEREE” and its duly authorized officers and agents, as his agents and attorneys-in-fact with full power of substitution to act for and on his behalf and instead of “THE ASSIGNOR”, to execute and file any such document or documents and to do all other lawfully permitted acts to further the purposes of the foregoing with the same legal force and effect as if executed by “THE ASSIGNOR”.

      SEVENTH.  “THE ASSIGNOR” represents and warrants to “THE TRANSFEREE” that: (a) “THE ASSIGNOR” was the sole owner of all rights, title and interest in THE TRADEMARKS, (b) “THE ASSIGNOR” has not assigned, transferred, licensed, pledged or otherwise encumbered THE TRADEMARKS, (c) “THE ASSIGNOR” has full power and authority to enter into this assignment and to make the assignment set forth herein, (c) no claim or demand of any person has been made nor is there any proceeding that is pending, or to the knowledge of “THE ASSIGNOR” after due inquiry, threatened, nor is there a reasonable basis therefor, which (i) challenges the rights of “THE ASSIGNOR” with respect to THE TRADEMARKS, (ii) asserts that “THE ASSIGNOR” is infringing or is otherwise in conflict with, or is, required to pay any royalty, license fee, charge or other amount with regard to THE TRADEMARKS, or (iii) claims that any default exists under any agreement or arrangement, and (d) THE TRADEMARKS are not subject to any outstanding order, ruling, decree, judgment or stipulation by or with any court, arbitrator, or administrative agency, or has not been the subject of any litigation within the last five years, whether or not resolved in favor of “THE ASSIGNOR”.

GENERAL DATA AND IDENTIFICATION OF THE PARTIES

      The Lady JULIA OLAVARRI VIUDA DE ARANA, said to be named as it has been pointed out, manifested to be Spanish, born in Bilbao, Spain, were she was born on July twenty-first, nineteen thirty-one, Widow, Merchant, with address in Boulevard Insurgentes Number nineteen thousand eight hundred one, Warehouse four A, of this city of Tijuana, Baja California.- Whom identified herself with: FM-2 NUMBER 213348 (TWO, ONE, THREE, THREE, FOUR, EIGHT), ISSUED BY THE GOVERNMENT SECRETARIAT.

      Mister RAFAEL MORALES CUEVAS, said to be named as it has been manifested, manifested to be Mexican, born in               ,                      , where he was born on the day                   of                nineteen                         , Married, Public Accountant, with address in                                                 , Number                       of the  Colonia                    , of this city of Tijuana, Baja California.- Whom identified himself with: FEDERAL VOTER CARD NUMBER                            , (       ,        ,        ,        ,        ,        ,        ,        ,        ,        ,        ,        ), ISSUED BY THE VOTER FEDERAL INSTITUTE, VOTER FEDERAL REGISTRY.

READ AND ACCEPTED THAT THIS INSTRUMENT WAS, THE PARTIES THAT ON IT TOOK PART SUBSCRIBE IT BY TRIPLICATE IN ENGLISH AND SPANISH, IN THE CITY OF TIJUANA, BAJA CALIFORNIA, ON                                                    OF THE YEAR TWO THOUSAND SEVEN, TO PROCEED TO ITS INSCRIPTION.

“THE ASSIGNOR”

/s/ Julia Olavarri Viuda de Arana
JULIA OLAVARRI VIUDA DE ARANA.

“THE TRANSFEREE”

/s/ Rafael Morales Cuevas
“NASCENT WINE COMPANY, INC”
REPRESENTED IN THIS ACT BY ITS ATTORNEY IN FACT
PUBLIC ACCOUNTANT RAFAEL MORALES CUEVAS

*CONTRATO DE TRANSMISIÓN DE DERECHOS DE MARCAS*

CONTRATO DE TRANSMISIÓN DE DERECHOS DE MARCAS, QUE CELEBRAN POR UNA PARTE LA SEÑORA JULIA OLAVARRI VIUDA DE ARANA, A QUIEN EN LO SUCESIVO SE LE DENOMINARA COMO “LA CEDENTE” Y POR LA OTRA PARTE LA EMPRESA MERCANTIL EXTRANJERA DENOMINADA “NASCENT WINE COMPANY INC” SOCIEDAD ANÓNIMA CONSTITUIDA CONFORME A LAS LEYES DE NEVADA, EN ADELANTE DENOMINADA LA “CESIONARIA” REPRESENTADA EN ESTE ACTO POR SU APODERADO EL CONTADOR PUBLICO RAFAEL MORALES CUEVAS, AL TENOR DE LAS SIGUIENTES DECLARACIONES Y CLÁUSULAS:

DECLARACIONES:

      I.  DECLARA “LA CEDENTE”:

      a).  Ser una persona de Nacionalidad ESPAÑOLA.

      b.  Que es Titular de los Derechos de Propiedad Industrial en México, de las marcas registradas 449533 (cuatro, cuatro, nueve, cinco, tres, tres) NERY’S CHOICE, 462741 (cuatro, seis, dos, siete, cuatro, uno) PURO MONTEREY, 473616 (cuatro, siete, tres, seis, uno, seis) NERY’S PURO MONTEREY, 573307 (cinco, siete, tres, tres, cero, siete) NERY’S (Y DISEÑO), y 573342 (cinco, siete, tres, tres, cuatro, dos) NERY’S (Y DISEÑO).

      c.  Que es su deseo transferir los Derechos de Propiedad Industrial de LAS MARCAS.

      d.  Que señala como su domicilio para efectos del presente Contrato el ubicado en Boulevard Insurgentes Numero 19801 (diecinueve mil ochocientos uno), Bodega 4-A (cuatro, guión, A), Colonia Guaycura, de esta Ciudad de Tijuana, Baja California.

      II.  DECLARA “LA CESIONARIA”:

      a).  Ser una Persona Moral Estadounidense, Constituida conforme a las Leyes de Nevada, como queda evidenciado en el Poder debidamente Apostillado y Traducido al Español que exhibe.

      b.  Que su representante cuenta con las facultades suficientes para la celebración del presente Contrato conforme al Poder que exhibe, el cual fue ratificado ante el Notario para el Condado de San Diego EDGAR J. AREIZAGA.

      c.  Que es su deseo adquirir los Derechos de Propiedad Industrial de LAS MARCAS 449533 (cuatro, cuatro, nueve, cinco, tres, tres) NERY’S CHOICE, 462741 (cuatro, seis,

dos, siete, cuatro, uno) PURO MONTEREY, 473616 (cuatro, siete, tres, seis, uno, seis) NERY’S PURO MONTEREY, 573307 (cinco, siete, tres, tres, cero, siete) NERY’S (Y DISEÑO), y 573342 (cinco, siete, tres, tres, cuatro, dos) NERY’S (Y DISEÑO).

      d.  Que señala como su domicilio para efectos del presente Contrato el ubicado en 2355 Paseo de Las Americas, San Diego, California, U.S.A con código postal numero 92154 (nueve, dos, uno, cinco, cuatro).

      Expuesto lo anterior, las partes acuerdan someterse a las siguientes:

CLÁUSULAS:

      PRIMERA.  “LA CEDENTE”, transmite a favor de “EL CESIONARIO”, los Derechos de Propiedad Industrial de LA MARCAS 449533 (cuatro, cuatro, nueve, cinco, tres, tres) NERY’S CHOICE, 462741 (cuatro, seis, dos, siete, cuatro, uno) PURO MONTEREY, 473616 (cuatro, siete, tres, seis, uno, seis) NERY’S PURO MONTEREY, 573307 (cinco, siete, tres, tres, cero, siete) NERY’S (Y DISEÑO), y 573342 (cinco, siete, tres, tres, cuatro, dos) NERY’S (Y DISEÑO).

      SEGUNDA.  “LA CESIONARIA”, por la transmisión a su favor de los Derechos de Propiedad Industrial de LAS MARCAS, se obliga a pagar a “LA CEDENTE”, la cantidad de $3,400,000(Tres millones cuatrocientos mil dólares de los Estados Unidos de América 00/100).

      TERCERA.  “LA CEDENTE” y “LA CESIONARIA”, designan a CLARKE, MODET Y COMPAÑÍA DE MEXICO, S.A. y/o GLORIA G. ISLA DEL CAMPO y/o LETICIA NATIVIDAD RANGEL y/o ANGELICA PARDAVELL JUAREZ y/o EDUARDO TOLEDO SUAREZ y/o JORGE ANIBAL ARTEAGA MONCADA y/o DAVID PASCUAL GARCIA, indistintamente para que conjunta o separadamente procedan a solicitar la inscripción de la transmisión de los Derechos de Propiedad Industrial de LAS MARCAS, ante la Autoridad Administrativa en materia de Propiedad Industrial competente en México (entiéndase INSTITUTO MEXICANO DE LA PROPIEDAD INDUSTRIAL), “LA CESIONARIA” asumirá individualmente los gastos que al efecto ocurran.

      CUARTA.  La interpretación o ejecución del presente Contrato estará sujeto a las Leyes Mexicanas, conviniendo las partes en someterse a los tribunales de la Ciudad de México, Distrito Federal, en caso de que fuese necesario dirimir alguna controversia al respecto, por lo que renuncian a cualquier otra jurisdicción que pudiera corresponderles en razón de su domicilio presente o futuro o por cualquier otro motivo.

      QUINTA.  “LA CEDENTE” reconoce que a partir del día siguiente a la fecha del presente, “LA CEDENTE” no reclamará poseer ningún derecho, título o interés en LAS MARCAS y no tomará ninguna acción que haga peligrar la existencia o vigor de LAS

MARCAS o los derechos de LA CESIONARIA. “LA CEDENTE”  no adoptará ni usará ni registrará ni buscará registrar cualquier nombre o marca en ningún lugar del mundo que sea idéntica en palabra o en diseño a LAS MARCAS ni para ninguna tan similar que constituya una plausible imitación de LAS MARCAS o que sugiera alguna asociación entre LA CEDENTE y LA CESIONARIA o un patrocinio y/o apoyo de LA CESIONARIA a la CEDENTE.

      SEXTA.  “LA CEDENTE” acepta asistir a “LA CESIONARIA” en cualquier forma legal para demostrar, registrar y perfeccionar esta cesión y para solicitar y obtener su inscripción y de tiempo en tiempo, para hacer valer, mantener y defender los derechos cedidos. Si “LA CEDENTE” por cualquier razón está imposibilitada para imponer su firma en cualquier documento a que esté obligada bajo esta cesión, “LA CEDENTE” por el presente de manera irrevocable designa y señala a “LA  CESIONARIA” y ejecutivos autorizados por y agentes de “LA CESIONARIA”, como sus agentes y apoderados de hecho con poder completo de substitución para actuar por y en su derecho y en lugar de LA CEDENTE, para ejecutar y registrar tales y cualesquiera documentos y para hacer todos los actos permitidos por la ley para apoyar los propósitos de todo lo anterior con los mismos efectos y fuerza legales como si fueren ejecutados por LA CEDENTE.

      SÉPTIMA.  “LA CEDENTE” manifiesta y garantiza a “LA CESIONARIA” que: (a) “LA CEDENTE” era la única propietaria de todos los derechos, título e interés en LAS MARCAS, (b) “LA CEDENTE” no ha cedido, transferido, licenciado, pignorado ni de ninguna gravado LAS MARCAS, (c) “LA CEDENTE” tiene completo poder y autoridad para celebrar este contrato y para hacer la cesión señalada aquí en el presente, (c) ningún reclamo o demanda de cualquier persona ha sido hecha ni existe algún procedimiento pendiente, ni sabe LA CEDENTE de posterior indagación debida, amenaza ni hay base razonable para ello que, (i) dispute los derechos de “LA CEDENTE” con respecto a LAS MARCAS, (ii) asevere que LA CEDENTE está infringiendo o de otra forma está en conflicto con, o está requerida a pagar una regalía, honorario de licencia, cargo u otra cantidad con relación a LAS MARCAS, o (iii) reclame la existencia de cualquier incumplimiento a contrato o acuerdo, y d) LAS MARCAS no están sujetas a ninguna orden, regla, decreto, juicio o estipulación de o con ninguna corte, árbitro, o agencia administrativa, ni han sido objeto de ningún litigio dentro de los cinco años pasados, sea resuelto o no resuelto a favor de “LA CEDENTE”.

GENERALES E IDENTIFICACIÓN DE LOS COMPARECIENTES

      La Señora JULIA OLAVARRI VIUDA DE ARANA, dijo  llamarse  como  ha  quedado señalado, manifestó ser Española, originaria de Bilbao, España, donde  nació el día veintiuno de Julio de mil novecientos treinta y uno, Viuda, Comerciante, con domicilio en Boulevard Insurgentes Número diecinueve mil ochocientos uno, Bodega cuatro  A,  de  esta  ciudad  de  Tijuana, Baja California.- Quien se identifico con: FM-2 NUMERO 213348 (DOS, UNO, TRES, TRES, CUATRO, OCHO), EXPEDIDO POR LA SECRETARIA DE GOBERNACIÓN.

      El Señor RAFAEL MORALES CUEVAS, dijo  llamarse  como  ha  quedado señalado, manifestó ser Mexicano, originario de              ,                    , donde  nació el día                   de              de mil novecientos                          , Casado, Contador Publico, con domicilio en                                               , Número                         de la Colonia                        ,  de  esta  ciudad  de  Tijuana, Baja California.- Quien se identifico con: CREDENCIAL FEDERAL PARA VOTAR NÚMERO                                , (       ,        ,        ,        ,        ,        ,        ,        ,        ,        ,        ,        ), EXPEDIDA POR EL INSTITUTO FEDERAL ELECTORAL, REGISTRO FEDERAL DE ELECTORES.

LEÍDO Y ACEPTADO QUE FUE ESTE  INSTRUMENTO, LAS PARTES QUE INTERVIENEN LO SUSCRIBEN POR TRIPLICADO EN ESPAÑOL E INGLÉS, EN LA CIUDAD DE TIJUANA, BAJA CALIFORNIA, EL           DE                     DEL AÑO DOS MIL SIETE, PARA QUE SE PROCEDA A SU INSCRIPCIÓN.

“LA CEDENTE”

/s/ Julia Olavarri Viuda de Arana
JULIA OLAVARRI VIUDA DE ARANA.

“EL CESIONARIO”

/s/ Rafael Morales Cuevas
“NASCENT WINE COMPANY INC”
REPRESENTADA EN ESTE ACTO POR SU APODERADO
CONTADOR PUBLICO RAFAEL MORALES CUEVAS